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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report June 29, 2001


                         Commission File Number: 0-17597


                            ELITE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                   Texas                            76-0252296
      (State or other Jurisdiction of      (IRS Employer Identification No.)
       incorporation or organization)

           5050 Oakbrook Parkway
                 Suite 100
              Norcross Georgia                         30093
    (Address of principal executive offices)         (Zip Code)

                                  770-559-4975
               (Registrant's telephone number, including area code


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FORM 8-K FILING



4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

At its board meeting on October 27, 2000, the Board of Directors of Elite Technologies, Inc., and Subsidiaries engaged the accounting firm of Kirschner & Associates, P.C. as independent accountants for the Registrant. After the submission of the third quarter 10Q, February 28, 2001, Kirschner & Associates, P.C. resigned from the engagement. . During the most recent fiscal year and interim periods subsequent to May 31, 2000, there have been no disagreements with Kirschner & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Kirschner & Associates, P.C. report on the financial statements for the last fiscal year contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that Kirschner & Associates, P.C. furnish it with a letter address to the SEC stating whether it agrees with the above statements.







Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Elite Technologies Inc.

/s/ Scott Schuster
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    Scott Schuster
    Chief Executive Officer